Exhibit 10.2

CONFIDENTIAL

June 15, 2020

Eldorado Resorts, Inc.

100 West Liberty Street, Suite 1150

Reno, Nevada 89501

Attention: Chief Financial Officer

Re: Increase to Senior Secured Revolving Credit Facility

Ladies and Gentlemen:

Reference is made to that certain (a) Amended and Restated Commitment Letter, dated July 19, 2019 (as amended by the First Amendment to Amended and Restated Commitment Letter and Amended and Restated Fee Letter, dated July 29, 2019 (the “First Amendment”), and the Second Amendment to Amended and Restated Commitment Letter, dated June 15, 2020, the “Commitment Letter”) and (b) Amended and Restated Fee Letter, dated July 19, 2019 (as amended by the First Amendment, the Second Amendment to Amended and Restated Fee Letter, dated January 24, 2020, and the Third Amendment to Amended and Restated Fee Letter, dated June 15, 2020, the “Fee Letter”), in each case, by and among Eldorado Resorts, Inc., a Nevada corporation (the “Borrower” or “you”), JPMorgan Chase Bank, N.A. (together with any of its designated affiliates, “JPMorgan”), Credit Suisse AG (acting through such of its affiliates or branches as it deems appropriate, “CS”), Credit Suisse Loan Funding LLC (“CSLF” and, together with CS and their respective affiliates, “Credit Suisse”), Macquarie Capital Funding LLC (“Macquarie Lender”), Macquarie Capital (USA) Inc. (“Macquarie Capital” and, together with Macquarie Lender, “Macquarie” and, together with JPMorgan and Credit Suisse, collectively, the “Initial Commitment Parties”), Bank of America, N.A. (“BANA”), BofA Securities, Inc. (“BofA Securities” and, together with BANA, “Bank of America”), Deutsche Bank Securities Inc. (“DBSI”), Deutsche Bank AG New York Branch (“DBNY”), Deutsche Bank AG Cayman Islands Branch (“DBCI” and, together with DBSI and DBNY, “Deutsche Bank”), Goldman Sachs Bank USA (“GS”), Truist Bank (as successor by merger to SunTrust Bank, “Truist Bank”), SunTrust Robinson Humphrey, Inc. (“STRH” and, together with Truist Bank, “SunTrust”), U.S. Bank National Association (“US Bank”), KeyBank National Association (“KeyBank”), KeyBanc Capital Markets Inc. (“KBCM” and, together with KeyBank, “Key”), Fifth Third Bank (“Fifth Third Bank”) and Citizens Bank, National Association (“Citizens” and, together with JPMorgan, Credit Suisse, Macquarie, Bank of America, Deutsche Bank, GS, SunTrust, US Bank, Key and Fifth Third Bank, collectively, the “Commitment Parties”). Capitalized terms used in this letter agreement (this “Agreement”) without definition shall have the meanings given to them in the Commitment Letter or the Fee Letter, as applicable.

Each of the parties hereto agree as follows.

1. ERI Commitment. Each of JPMorgan, CS, DBNY, BANA and Citizens (collectively, the “ERI Increasing Revolving Lenders”) is pleased to advise you of its several, but not joint, commitment to provide additional Revolving Commitments (the “ERI Additional Revolving Commitments”; the Revolving Commitments of each ERI Increasing Revolving Lender under the Commitment Letter prior to the effectiveness of this Agreement, the “ERI Existing Revolving Commitments”) under the Revolving Credit Facility in the respective amounts set forth opposite such Increasing Revolving Lender’s name on Schedule I hereto. The ERI Additional Revolving Commitments shall have terms identical to the ERI Existing Revolving Commitments and shall be available subject only to the conditions set forth in Section 3 of this Agreement and shall, upon the effectiveness of this Agreement, constitute Revolving Commitments under the Commitment Letter for all purposes other than as set forth in Section 4 below.

2. CRC Commitment. Goldman Sachs Lending Partners LLC (the “CRC Increasing Revolving Lender” and, together with the ERI Increasing Revolving Lenders, the “Increasing Revolving Lenders”), an affiliate of GS, is pleased to advise you of its commitment to provide additional Revolving Facility Commitments (as defined in the Existing CRC Credit Agreement) (the “CRC Additional Revolving Commitments” and, together with the ERI Additional Revolving Commitments, the “Additional Revolving Commitments”) under the Revolving Facility (as defined in the Existing CRC Credit Agreement) in the amount set forth opposite the CRC Increasing Revolving Lender’s name on Schedule II hereto. The CRC Additional Revolving Commitments shall have terms identical to the Revolving Facility Commitments (as defined in the Existing CRC Credit Agreement) in effect under the Existing CRC Credit Agreement on the Funding Date and shall be available subject only to the conditions set forth in Section 3 of this Agreement.

3. Conditions. The commitments of the Increasing Revolving Lenders hereunder are subject only to (i) the same conditions as the Existing Revolving Commitments as set forth in Section 2 of the Commitment Letter and (ii) the consummation by you of an equity offering of at least 16 million shares of your stock. The ERI Additional Revolving Commitments shall be effected pursuant to an incremental joinder agreement to the Financing Documentation to be executed and delivered on the Funding Date (provided that the effectiveness or availability of the commitments provided thereunder may be conditioned upon the receipt of regulatory approvals) and the CRC Additional Revolving Commitments shall be effected pursuant to an incremental joinder agreement to the Existing CRC Credit Agreement to be executed and delivered on the Funding Date (provided that the effectiveness or availability of the commitments provided thereunder may be conditioned upon the receipt of regulatory approvals).

4. Fees. As consideration for the agreements of the Increasing Revolving Lenders under this Agreement, you agree to pay to each Increasing Revolving Lender, for its own account, an arrangement fee in an aggregate amount equal to the product of (i) 2.00% times (ii) such Increasing Revolving Lender’s Additional Revolving Commitment set forth on Schedule I or Schedule II hereto (the “Additional Revolving Commitments Arrangement Fee”). The Additional Revolving Commitments Arrangement Fee shall be in addition to, and not in lieu of, the Revolving Credit Facility Arrangement Fee payable to each Increasing Revolving Lender in respect of such Increasing Revolving Lender’s Existing Revolving Commitments under the Fee Letter and any other fees, costs and expenses payable pursuant to the Commitment Letter, the Fee Letter or the Financing Documentation, and once paid will not be subject to counterclaim, setoff or otherwise affected. For the avoidance of doubt, there shall be no upfront fees or original issue discount payable in respect of the Additional Revolving Commitments. At the sole discretion of each Increasing Revolving Lender, all or any portion of such Increasing Revolving Lender’s Additional Revolving Commitments Arrangement Fee may be allocated to any of its affiliates or paid to any other Lender or Lenders.

5. Acceptance/Expiration of Commitments.

(a) This Agreement and the commitments and agreements of the Increasing Revolving Lenders set forth herein shall become effective upon execution and delivery by all the parties hereto, and upon such execution and delivery, this Agreement shall be a binding agreement among the Increasing Revolving Lenders and you.

(b) In the event this Agreement is accepted by you as provided in the preceding paragraph, the commitments and agreements of the Increasing Revolving Lenders set forth herein, and your obligations hereunder, except as set forth with respect to survival below, will automatically terminate without further action or notice upon the occurrence of the Expiration Date (it being understood that this paragraph 5(b) shall not limit any Increasing Revolving Lender’s obligations under any incremental joinder agreement referred to in paragraph 3 above executed and delivered on or prior to the Expiration Date).

2

6. Miscellaneous. This Agreement is subject to the confidentiality, governing law and miscellaneous provisions of the Commitment Letter and the survival provisions of the Commitment Letter and the Fee Letter, in each case, which are incorporated herein by reference mutatis mutandis. This Agreement may be executed in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed signature page of this Agreement by one party to any other party may be made by facsimile, electronic mail (including any electronic signature complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law) or other transmission method, and the parties hereto agree that any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. This Agreement constitutes the entire agreement among the parties pertaining to the subject matter contemplated hereby and supersedes any and all prior or contemporaneous agreements relating thereto. Each of the parties hereto agrees that this Agreement is a binding and enforceable agreement (subject to the effects of bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity) with respect to the subject matter contained herein. Nothing in this Agreement shall be deemed to constitute an amendment, modification, waiver or novation of the Commitment Letter or the Fee Letter in any manner.

[Signature Pages Follow]

3

JPMORGAN CHASE BANK, N.A.

By:	/s/ Brian Smolowitz
Name:	Brian Smolowitz
Title:	Vice President

[Signature Page to Additional Revolving Commitment Side Letter]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Whitney Gaston
Name:	Whitney Gaston
Title:	Authorized Signatory

By:	/s/ Andrew Griffin
Name:	Andrew Griffin
Title:	Authorized Signatory

CREDIT SUISSE LOAN FUNDING LLC

By:	/s/ Joseph Palombini
Name:	Joseph Palombini
Title:	Managing Director

[Signature Page to Additional Revolving Commitment Side Letter]

DEUTSCHE BANK AG, NEW YORK BRANCH

By:	/s/ Philip Tancorra
Name:	Philip Tancorra
Title:	Vice President

By:	/s/ Michael Strobel
Name:	Michael Strobel
Title:	Vice President

[Signature Page to Additional Revolving Commitment Side Letter]

BANK OF AMERICA, N.A.

By:	/s/ Brian D. Corum
Name:	Brian D. Corum
Title:	Managing Director

[Signature Page to Additional Revolving Commitment Side Letter]

CITIZENS BANK, NATIONAL ASSOCIATION

By:	/s/ Christopher Lynch
Name:	Christopher Lynch
Title:	Director

[Signature Page to Additional Revolving Commitment Side Letter]

GOLDMAN SACHS LENDING PARTNERS LLC

By:	/s/ Annie Carr
Name:	Annie Carr
Title:	Authorized Signatory

[Signature Page to Additional Revolving Commitment Side Letter]

ELDORADO RESORTS, INC.

By:	/s/ Bret Yunker
Name:	Bret Yunker
Title:	Chief Financial Officer

[Signature Page to Additional Revolving Commitment Side Letter]

Schedule I

ERI Increasing Revolving Lender	ERI Additional Revolving Commitment
JPMorgan Chase Bank, N.A.	$40,000,000
Credit Suisse AG, Cayman Islands Branch	$40,000,000
Deutsche Bank AG, New York Branch	$50,000,000
Bank of America, N.A.	$30,000,000
Citizens Bank, National Association	$25,000,000

Schedule II

CRC Increasing Revolving Lender	CRC Additional Revolving Commitment
Goldman Sachs Lending Partners LLC	$25,000,000